EXHIBIT 3

                             JOINT FILING AGREEMENT

     The undersigned parties hereby agree that this Schedule 13D/A filed herewith relating to the ordinary shares, par value NIS 0.10 per share, of Lumenis Ltd. is being filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k) on behalf of each such person.

Date: July 20, 2009

                                                        LM Partners L.P.
                                                        By:  LM (GP) L.P.
                                                        Its general partner
                                                        By: LM (GP) Company Ltd.
                                                        Its general partner

                                                        By: /s/ Avi Zeevi
                                                        ------------------------
                                                        Name: Avi Zeevi

                                                        LM (GP) L.P.
                                                        By: LM (GP) Company Ltd.
                                                        Its general partner

                                                        By: /s/ Avi Zeevi
                                                        ------------------------
                                                        Name: Avi Zeevi

                                                        /s/ Shlomo Dovrat
                                                        ------------------------
                                                        Shlomo Dovrat

                                                        /s/ Harel Beit-on
                                                        ------------------------
                                                        Harel Beit-On

                                                        /s/ Avi Zeevi
                                                        ------------------------
                                                        Avi Zeevi

                                                        /s/ Eylon Penchas
                                                        ------------------------
                                                        Eylon Penchas